Exhibit 99.1

R1 Closes Acquisition of Intermedix Corporation
Management team focused on customer care and a methodical integration

CHICAGO, May 8, 2018 – R1 RCM Inc. (NASDAQ: RCM), a leading provider of technology-enabled revenue cycle management (RCM) services to healthcare providers, today announced it has completed its acquisition of Intermedix Corporation.

The combination of R1 and Intermedix will enhance R1’s breadth and depth of integrated revenue cycle capabilities across settings of care. Intermedix provides revenue cycle management, practice management and data analytics services to more than 15,000 individual healthcare providers across the United States. These providers include physicians practicing medicine in office-based practices, hospitals, and other settings and facilities. The newly-combined company manages $28 billion of annual net patient revenue on its customers’ behalf and has nearly 1,000 clients in 49 states and Washington, D.C. R1 is developing plans over the coming months to integrate Intermedix’ technology into its solutions offering and to combine functions where it adds value to its customers, shareholders and employees.

“With the completion of this transaction, we continue our relentless focus on servicing our customers and delivering on their needs.” said Joseph Flanagan, president and CEO of R1. “We believe the integration of Intermedix into R1 will enable our health system and physician practice partners to more easily connect revenue cycle operations across all points of care, improving revenues and reducing costs while improving the patient and physician experience.”

Conference Call
R1’s management team will host a conference call tomorrow, May 9th, at 8:00 a.m. Eastern Time to discuss first quarter 2018 results, the Intermedix acquisition and business outlook. To participate, please dial 866-393-4306 (734-385-2616 outside the U.S. and Canada) using conference code number 1529716. A slide presentation to accompany the conference call, as well as a live webcast and replay of the call will be available at the Investor Relations section of R1’s web site at ir.r1rcm.com.

Forward Looking Statements
This press release includes information that may constitute “forward-looking statements,” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements relate to future, not past, events and often address our expected future growth, plans and performance or forecasts. These forward-looking statements are often identified by the use of words such as “anticipate,” “believe,” “designed,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “will,” or “would,” and similar expressions or variations, although not all forward-looking statements contain these identifying words. Such forward-looking statements are based on management’s current expectations about future events as of the date hereof and involve many risks and uncertainties that could cause our actual results to differ materially from those expressed or implied in our forward-looking statements. Subsequent events and developments, including actual results or changes in our assumptions, may cause our views to change. We do not undertake to update our forward-looking statements except to the extent required by applicable law. Readers are cautioned not to place undue reliance on such forward-looking statements. All forward-looking statements included herein are expressly qualified in their entirety by these cautionary statements. Our actual results and outcomes could differ materially from those included in these forward-looking statements as a result of various factors, including, but not limited to risks that the expected benefits from the acquisition will not be realized or will not be realized within the expected time period, the risk that the businesses will not be integrated successfully, significant transaction costs and unknown or understated liabilities, and fluctuations in our results of operations and cash flows, as well as the factors discussed under the heading “Risk Factors” in our annual report on Form 10-K for the year ended December 31, 2017, our 2018 quarterly reports on Form 10-Q and any other periodic reports that R1 files with the Securities and Exchange Commission.

About R1 RCM
R1 is a leading provider of technology-enabled revenue cycle management services which transform a health system’s revenue cycle performance across settings of care. R1’s proven and scalable operating model, the R1 Performance Stack℠, seamlessly complements a healthcare organization’s infrastructure, quickly driving sustainable improvements to net patient revenue and cash flows while reducing operating costs and enhancing the patient experience.

About Intermedix
Intermedix is a global leader pioneering innovations in data analytics and cloud-based technology to deliver best-in-class revenue cycle management, practice management and emergency management solutions. The company supports more than 500,000 emergency preparedness and response incidents around the world and enables more than 15,000 individual health care providers to focus on delivering excellence in patient care.

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Contact:
R1 RCM Inc.
Investor Relations:
Atif Rahim
312-324-5476
investorrelations@r1rcm.com
Media Relations:
Natalie Joslin
678-585-1206
media@r1rcm.com